FREEPORT-MCMORAN COPPER & GOLD

1st Quarter 2010

Earnings Conference Call

PROVEN PERFORMANCE
SHINING FUTURE

April 21, 2010

www.fcx.com

FCX LISTED NYSE

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update the forward-looking statements in this presentation and does not intend to update the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from results anticipated by forward-looking statements include mine sequencing, production rates, industry risks, commodity prices, political risks, potential effects of violence in Indonesia, potential outcomes of the contract review process in the Democratic Republic of Congo, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (SEC).

This presentation also contains certain financial measures such as unit net cash costs per pound of copper. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

Proven Performance, Shining Future

2009 Annual Report Highlights


PROVEN PERFORMANCE
SHINING FUTURE

- **Successful Execution of Our Operating Plans**
- **Long-Lived Reserves with Growth Potential**
- **Geographically Diverse Assets**
- **Strong Financial Position**
- **Experienced Team**

1Q10 Highlights

Sales Data	1Q10	1Q09
Copper		
Consolidated Volumes *(mm lbs)*	960	1,020
Average Realization *(per lb)*	$3.42	$1.72
Site Production & Delivery Unit Costs *(per lb)*	$1.35	$1.07
Unit Net Cash Costs *(per lb)*	$0.81 (1)	$0.66
Gold		
Consolidated Volumes *(000's ozs)*	478	545
Average Realization *(per oz)*	$1,110	$904
Molybdenum		
Consolidated Volumes *(mm lbs)*	17	10
Average Realization *(per lb)*	$15.09	$11.52
Financial Results *(in millions, except per share amounts)*		
Revenues	$4,363	$2,602
Net Income Applicable to Common Stock	$897 (2)	$43 (3)
Diluted Earnings Per Share	$2.00 (2)	$0.11 (3)
Operating Cash Flows (4)	$1,818	$(258)
Capital Expenditures	$231	$519

(1) Net of by-product credits and excluding Tenke Fungurume where ramp-up activities in the cobalt circuit are still under way.
(2) Includes losses on early extinguishment of debt totaling $23 million to net income attributable to common stock or $0.05 per share in first-quarter 2010.
(3) Includes charges totaling $31 million to net income attributable to common stock or $0.08 per share associated with adjustments to environmental obligations, $22 million to net income attributable to common stock or $0.05 per share for restructuring and other costs associated with FCX's revised operating plans and $19 million to net income attributable to common stock or $0.05 per share for lower of cost or market molybdenum inventory adjustments, partly offset by a reduction related to 2008 incentive compensation costs totaling $29 million to net income attributable to common stock or $0.07 per share.
(4) Includes working capital sources (uses) of $280 million in first-quarter 2010 and $(895) million in first-quarter 2009.

Quarterly Operating Highlights

1Q10 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	**Consolidated[1]**
Cash Unit Costs				
Site Production & Delivery[2]	$1.31	$1.20	$1.54	$1.35
By-product Credits	(0.26)	(0.17)	(1.79)	(0.73)
Treatment Charges	0.08	0.15	0.23	0.15
Royalties[2]	-	-	0.12	0.04
Unit Net Cash Costs	$1.13	$1.18	$0.10	$0.81

Sales From Mines for 1Q by Region


North America
291
301
Cu
mm lbs
17 (3)
10 (3)
Mo
mm lbs
1Q10 1Q09 1Q10 1Q09
South America
307
350
Cu
mm lbs
Au
000's ozs
19
23
1Q10 1Q09 1Q10 1Q09
Indonesia
296
369
Cu
mm lbs
458
521
Au
000's ozs
1Q10 1Q09 1Q10 1Q09

(1) Excludes Africa operations which are continuing start-up activities.
(2) Profit sharing in South America and severance taxes in North America included in production costs.
(3) Includes molybdenum from South America.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery cost applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

Freeport-McMoRan Copper & Gold

Markets



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10

* Metals Week – Molybdenum Dealer Oxide Price

Development Project Update

North America

Morenci

Mill Restart & Ramp-up

- Process sulfide ore being mined
- Successfully restarted mill in March & ramping up rates – 50K mt/d by 2011

Increase Mine Rate

- Initiating plans for a staged ramp-up from the current rate of ~450K to 635K mt/d (500K to 700K st/d)
- Additional stripping to expose additional ore; cash cost impact of 8-10¢ per lb of copper
- Further rate increases being assessed

Increase volumes by 125mm lbs Cu on an annual basis beginning in 2011


P&H

Development Project Update
North America



Miami Mine Restart

- Began stripping activities in 1Q10
- Ramp up to 100MM lbs Cu/year by second half 2011
- $40MM project, primarily mining equipment
- 12/31/09 reserves of 600MM lbs Cu

Safford Sulphur Burner

- Sulphur Burner at Safford
- ~$150 million project
- Reduces external purchases of sulphuric acid, reduces transportation costs & provides more cost-effective source of acid
- Positive for long-term future of district, including Lone Star


Safford Sulphur Burner

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Development Project Update
South America

Cerro Verde Expansion

- $50MM project to increase mill rate from 108K t/d to 120K t/d
- 30MM lbs Cu per year of incremental metal at low cash cost
- Evaluating large scale concentrator expansion
  - Potential to more than double the existing facility
  - Feasibility study is expected to be completed in 1H 2011

El Abra Sulfolix

- Large sulfide mineral deposit underlying current oxide pit
- Project extends life 10+ years – ~300MM lbs Cu/yr aggregate
- New leach pad & modifications to existing crushing plant
- Approximate $725MM project through 2015 – ~$535MM* for initial phase to be completed in 2012
- Studies initiated for potential major mill project

** approximately $110mm spent to-date*

Freeport-McMoRan Copper & Gold

Long-Term Underground Mine Development in Indonesia

- **Significant undeveloped underground reserves**
  - **Aggregate reserves of 41 billion lbs Cu & 35 million ozs Au**
- **DOZ expanded to 80,000 t/d**
- **Big Gossan mine – full rates of 7,000 t/d by late 2012**
- **Grasberg Block Cave – ramp-up to commence on completion of open pit**
- **Deep MLZ – completed Feasibility Study with start-up as DOZ depletes**
- **Underground production expected to reach 240,000 t/d**


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ

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Tenke Fungurume

- **Achieved design Cu production rates; start-up issues on Co circuit and SO_2 plant being addressed**
- **At full rates (initial phase), aggregate annual metal of 250MM lbs Cu & over 18MM lbs Co**
- **Sold 66MM lbs Cu & 3MM lbs Co in 1Q10**
- **Exploration activities continue to support opportunities for future expansion**
- **Aggregate reserves: 135MM mt at 3.13% Cu & 0.33% Co with 8.4 billion recoverable lbs Cu & 0.8 billion lbs Co**
- **Feasibility study to evaluate second phase of the project expected to be completed by mid-year 2010**
- **Optimize current plant & potentially increase capacity up to 50% - range of options being considered**


Exploration Drives the Mine Plan

Climax Restart

- **Preparing for resumption of construction as market conditions warrant**
- **One of the most attractive primary molybdenum development projects in the world – large scale production capacity, attractive cash costs and future growth options**
- **Initial annual capacity of 30mm pounds**
- **$700mm project with estimated remaining costs of ~$500mm***



* *Includes approximately $75mm in costs for water management, treatment and tailings facilities, most of which will be incurred after initial start-up.*

Current Projects Under Evaluation

North America

- Chino Restart
- Further increases to Morenci mining rate
- Plans for Twin Buttes/ Sierrita district
- Climax
- Longer range sulfide development

Tenke Fungurume

- Debottlenecking
- Series of future expansions

South America

- Major expansion at Cerro Verde
- El Abra mill project

Grasberg

- Optimal timing for transition to underground
- Optimize Deep MLZ mine plan

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Shining Future

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District
Cerro Verde
Tenke Fungurume/Africa
Grasberg/Indonesia

Exploration
in 2010e
$100 million


South America 21%
North America 30%
Africa 19%
25% Indonesia
5%

Australasia
& Other Areas

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

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2010 Outlook

- **Sales Outlook:**
  - *Copper: 3.8 Billion lbs.*
  - *Gold: 1.8 Million ozs.*
  - *Molybdenum: 62 Million lbs.*
- **Unit Net Cash Cost** (1)**:**
  - *88¢/lb*
- **Operating Cash Flows** (2)**:**
  - *Exceed $6 Billion, net of $0.3 Billion in W/C Uses*
  - *Assumes $3.50/lb Copper for remaining 9-months*
  - *Each 10¢/lb Change in Copper = $200 MM in 2010*
- **Capital Expenditures:**
  - *$1.7 Billion*

(1) Assumes average prices of $1,100/oz for gold and $15/lb for molybdenum for remaining nine months of 2010; excludes Africa operations where ramp-up activities in the cobalt circuit are still under way.

(2) Assumes prices of $1,100/oz gold, and $15/lb molybdenum for the remaining nine months of 2010; for the remaining nine months of 2010, each $50/oz change in gold would have an approximate $40 MM impact, and each $1.00/lb change in molybdenum would have an approximate $23 MM impact.

NOTE: Amounts are projections; see cautionary statement.

Sales Profile 2008 - 2012e

Copper Sales (billion lbs)



5
4
3
2
1
0
4.1
4.1
3.8
3.9
4.0
2008
2009
2010e
2011e
2012e

Gold Sales (million ozs)



3
2
1
0
1.3
2.6
1.8
1.9
1.4
2008
2009
2010e
2011e
2012e

Note: Consolidated gold sales include approximately 134 k oz in 2008, 256 k oz in 2009, 177 k oz in 2010e, 190 k oz in 2011e, and 140 k oz in 2012e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
80
60
40
20
0
71
58
62
65
65
2008
2009
2010e
2011e
2012e

Note: Consolidated copper sales include approximately 699 mm lbs in 2008, 746 mm lbs in 2009, 741 mm lbs in 2010e, 725 mm lbs in 2011e, and 730 mm lbs in 2012e for noncontrolling interest; excludes purchased copper.

e = estimate. See Cautionary Statement.

2010e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
960
830
950
1,060
1Q10
2Q10e
3Q10e
4Q10e

Note: Consolidated copper sales include approximately 181 mm lbs in 1Q10, 175 mm lbs in 2Q10e, 185 mm lbs in 3Q10e and 200 mm lbs in 4Q10e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


800
600
400
200
0
478
270
390
675
1Q10
2Q10e
3Q10e
4Q10e

Note: Consolidated gold sales include approximately 47 k oz in 1Q10, 25 k oz in 2Q10e, 40 k oz in 3Q10e and 65 k oz in 4Q10e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
17
15
15
15
1Q10
2Q10e
3Q10e
4Q10e

e = estimate. See Cautionary Statement.

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2010e Sales and Unit Production Costs by Region

2010e Sales by Region (1)


North America
South America
Indonesia
1,035
Cu
mm lbs
62 (2)
Mo
mm lbs
1,280
Cu
mm lbs
0.1
Au
mm ozs
1,235
Cu
mm lbs
1.7
Au
mm ozs

(per pound of copper)	North America	South America	Indonesia	Consolidated (4)
Cash Unit Costs (3)				
Site Production & Delivery (5)	$1.50	$1.23	$1.45	$1.39
Royalties (5)	-	-	0.13	0.04
Treatment Charges	0.09	0.15	0.22	0.16
By-product Credits	(0.35)	(0.18)	(1.55)	(0.71)
Unit Net Cash Costs	$1.24	$1.20	$0.25	$0.88

(1) 2010e sales also include 245 MM pounds from Africa.

(2) Includes moly from South America.

(3) Estimates assume average prices of $3.50/lb for copper, $1,100/oz for gold and $15/lb for molybdenum for the remainder of 2010. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(4) 2010 consolidated amounts exclude Africa.

(5) Production costs include profit sharing in South America and severance taxes in North America.

Note: e = estimate. See Cautionary Statement.

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EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,000 Gold & $10 Molybdenum)



$10
$8
$6
$4
$2
$0
(US$ billions)
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,000 Gold & $10 Molybdenum)



$8
$6
$4
$2
$0
(US$ billions)
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

---

* Based on operating plans, volumes and costs for average of 2010e & 2011e

Note: For 2010e/2011e average, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb change in molybdenum approximates $110 million to EBITDA and $90 mm to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement

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Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$375	$260
Molybdenum: -/+ $1.00/lb	$55	$45
Gold: -/+ $50/ounce	$90	$50
Diesel [(1)]: -/+ 10%	$45	$30
Purchased Power [(2)]: -/+ 10%	$40	$25
Currencies [(3)]: +/- 10%	$120	$70

(1) $2.23/gallon base case assumption.

(2) 6.9¢/kWh base case assumption.

(3) U.S. Dollar Exchange Rates: 500 Chilean peso, 9,200 Indonesian rupiah, $0.90 Australian dollar, $1.35 Euro, 3.00 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2010e/2011e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)


Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.7
1.1
1.6
$1.6
0.6
1.0 (2)
$1.7
0.9
0.8 (3)
$1.6
0.9
0.7 (4)
2008
2009
2010e
2011e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Includes Tenke development, Grasberg underground development and $200 MM for property acquisition adjacent to Sierrita.
(3) Primarily includes Grasberg underground development, El Abra sulfide and Safford sulphur burner.
(4) Primarily includes Grasberg underground development and El Abra sulfide.
Note: Includes capitalized interest. e = estimate. See Cautionary Statement.

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Balance Sheet

- ***Significant Liquidity***
- ***Strong Credit Metrics***
- ***No Near-term Maturities***

(US$ billions)



$20
$15
$10
$5
$0
Total Debt
$17.6 (1)
$6.3
$5.1 (2)
At Time of PD Acquisition in March 2007
12/31/09
3/31/10 Pro Forma

	At Time of PD Acquisition in March 2007	12/31/09	3/31/10 Pro Forma
Cash	***$3.4***	***$2.7***	***$2.7***
Net Debt	***$14.2***	***$3.7***	***$2.3***

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.
(2) Takes into account the April 1, 2010 redemption of $1.0 billion in senior floating rate notes due 2015.

FCX Debt Maturities Pro Forma 3/31/10*

(US$ millions)


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$9
$97
$4
$1
-0-
$1,166
8.25% Senior Notes
$3,788
8.375% Senior Notes and PD Senior Notes
2010
2011
2012
2013
2014
2015
Thereafter
Public Debt
Other Debt

Pro Forma Total Debt & Cash at 3/31/10*

(US$ billions)

Public Debt	$4.9
Other Debt	0.2
Total Debt	$5.1
Consolidated Cash	$2.7

* Takes into account the April 1, 2010 redemption of $1.0 billion in senior floating rate notes due 2015.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Aggressive Cost Management
- Invest in Attractive Growth Projects as Economic Conditions Warrant
- Opportunistic Debt Repayment
- Board Action to Increase Common Stock Dividend: $1.20/share per annum
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

Reference Slides

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Grasberg Open Pit



9N
8E
9S
8S
N

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PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2010e-2014e

2010e – 2014e PT-FI Share
Total: 5.7 billion lbs copper
Annual Average: 1.14 billion lbs

2010e – 2014e PT-FI Share
Total: 8.0 million ozs gold
Annual Average: 1.6 million ozs



Copper, billion lbs
Gold, million ozs
1.2
1.7
1.1
1.8
1.1
1.3
1.2
1.6
1.1
1.6
2010e
2011e
2012e
2013e
2014e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

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Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
Following a mine-out of 7S in 1Q10,
8E is the Primary Ore Pushback in 2010
8E
7S
End
2009
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
Following a mine-out of 7S in 1Q10,
8E is the Primary Ore Pushback in 2010
8E
7S
End
2009
2Q10
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
Following a mine-out of 7S in 1Q10,
8E is the Primary Ore Pushback in 2010
8E
7S
End 2009
2Q10
3Q10
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

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Mining Sequence in 2010

Copper Equivalent Cross Section



A
B
Following a mine-out of 7S in 1Q10,
8E is the Primary Ore Pushback in 2010
8E
7S
End 2009
2Q10
3Q10
4Q10
1Q10
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

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Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End
2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

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Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9S
9N
End 2011
8E
2012
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
End 2012
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End
2013
2014
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq